SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Cincinnati Bancorp
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April 13, 2016

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Cincinnati Bancorp, the holding company for Cincinnati Federal (the “Bank”). We will hold the meeting at the Bank’s main office, located at 6581 Harrison Avenue, Cincinnati, Ohio, on Thursday, May 26, 2016, at 3:00 p.m., local time. This will be our first annual meeting of stockholders since the completion of our initial public offering last October.

The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we also will report on the operations of the Company. Directors and officers of the Company, as well as a representative of BKD, LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or by voting via the Internet or by telephone. Internet and telephone voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Joseph V. Bunke
President

CINCINNATI BANCORP

6581 Harrison Avenue

Cincinnati, Ohio 45247

(513) 574-3025

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	3:00 p.m., local time, Thursday, May 26, 2016

PLACE	Cincinnati Federal’s main office
6581 Harrison Avenue
Cincinnati, Ohio

ITEMS OF BUSINESS	(1)	The election of two directors to serve for a term of three years;

	(2)	The ratification of the appointment of BKD, LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2016; and

	(3)	The transaction of any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.).

RECORD DATE	In order to vote, you must have been a stockholder as of the close of business on March 31, 2016.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone, or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Harold L. Anness
Secretary

Cincinnati, Ohio

April 13, 2016

CINCINNATI BANCORP

PROXY STATEMENT

FOR

2016 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by our Board of Directors for the 2016 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to Cincinnati Bancorp as the “Company,” “we,” “our” or “us.”

Cincinnati Bancorp is the majority-owned subsidiary of CF Mutual Holding Company and the holding company for Cincinnati Federal. In this proxy statement, we may also refer to Cincinnati Federal as the “Bank.”

We will hold the annual meeting at the Bank’s main office, located at 6581 Harrison Avenue, Cincinnati, Ohio, on Thursday, May 26, 2016, at 3:00 p.m., local time.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about April 13, 2016.

Important Notice Regarding the Availability of Proxy Materials

for the STOCKholder Meeting to Be Held on MAY 26, 2016

This proxy statement is available at www.astproxyportal.com/ast/20323. Also available at this website address is our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, which includes our audited consolidated financial statements for the fiscal year ended December 31, 2015.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting

You are entitled to vote your shares of Cincinnati Bancorp common stock if the records of the Company show that you held your shares as of the close of business on March 31, 2016. As of the close of business on that date, a total of 1,719,250 shares of common stock were outstanding, of which 945,587 shares were owned by CF Mutual Holding Company. Each share of common stock has one vote.

The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares (other than CF Mutual Holding Company) are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of common stock of Cincinnati Bancorp in one or more of the following ways:

•	Directly in your name as stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the Cincinnati Federal Employee Stock Ownership Plan (the “ESOP”); or

•	Indirectly through the Cincinnati Federal 401(k) Profit Sharing Plan (the “401(k) Plan”).

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Refer to the instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you own shares of common stock indirectly through the ESOP and or the 401(k) Plan, see “Participants in the ESOP and the 401(k) Plan” below.

Attending the Meeting

Stockholders of the Company are invited to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of Company common stock entitled to vote, represented in person or by proxy, are present at the meeting.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect two directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees or withhold your vote as to the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is two.

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In voting on the ratification of the appointment of the independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The affirmative vote of a majority of the votes represented at the annual meeting and entitled to vote is required to approve this proposal.

Because CF Mutual Holding Company owns more than 50% of the Company’s outstanding common stock, the votes cast by CF Mutual Holding Company will ensure the presence of a quorum and will decide the outcome of the vote on all proposals.

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Item 1). Your bank, broker or other holder of record does not have discretion to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote in the election of directors, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank, broker or other holder of record, however, does have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, we will not count broker non-votes as votes represented at the annual meeting. Therefore, broker non-votes will have no effect on the outcome of the proposal.

Voting by Proxy

The Board of Directors of Cincinnati Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Cincinnati Bancorp common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of Company common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors unanimously recommends a vote:

•	“FOR ALL” of the nominees for director; and

•	“FOR” the ratification of the appointment of BKD, LLP to serve as the independent registered public accounting firm.

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If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

Instead of voting by completing and mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting appear on the enclosed proxy card. The deadline for voting via the Internet or by telephone is 11:59 p.m., Eastern Time, on May 25, 2016.

Revoking Your Proxy

Whether you vote by mail, by telephone or via the Internet, if you are a registered stockholder, unless otherwise noted, you may later revoke your proxy by:

•	sending a written statement to that effect to the Company’s Corporate Secretary;
•	submitting a properly signed proxy card with a later date;
•	voting by telephone or via the Internet at a later time (if initially able to vote in that manner) so long as such vote is received by the applicable time and date set forth above for registered stockholders; or
•	voting in person at the annual meeting (Note: Attendance at the annual meeting will not in itself constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from you bank, broker, trustee or nominee to change those instructions.

Participants in the ESOP and the 401(k) Plan

If you participate in the ESOP, you will receive a voting instruction card that reflects all shares that you may direct the trustees to vote on your behalf under the ESOP. If you hold Company common stock in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the 401(k) Plan trustee to vote on your behalf under the 401(k) Plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received valid voting instructions. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants. The deadline for returning your voting instruction cards is May 19, 2016.

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CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern its operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

The Board of Directors currently consists of six members, all of whom are considered independent under the listing standards of the Nasdaq Stock Market. In determining the independence of its directors, the Board of Directors has considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons.”

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and of President enhances Board independence and oversight. Moreover, the separation of these offices allows the President to better focus on his growing responsibilities of managing the daily operations of the Company and the Bank, while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. Robert A. Bedinghaus currently serves as the Chairman of the Board and is independent under the listing requirements of the Nasdaq Stock Market.

To further strengthen the regular oversight of the full Board of Directors, the standing committees of the Company’s Board of Directors are comprised solely of independent directors. These committees are the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. See “Committees of the Board of Directors.”

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks Cincinnati Bancorp faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

The following table identifies our standing committees and their members. The members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are considered independent according to the relevant listing standards of the Nasdaq Stock Market. The charter of each committee is available in the Investor Relations section of the Bank’s website (www.cincinnatifederal.com).

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Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Robert A. Bedinghaus	X	X	X
Henry C. Dolive	X	Chairman
Harold L. Anness
Stuart H. Anness, M.D.		X	X
Andrew J. Nurre	Chairman	X	X
Charles G. Skidmore	X		X
Number of Meetings in Fiscal Year 2015	6	7	N/A

Audit Committee. The Audit Committee is established according to the requirements of the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Andrew J. Nurre is an “audit committee financial expert” under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.”

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and Bank’s senior management and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board of Directors in: (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (ii) recommending to the Board the director nominees for the next annual meeting; (iii) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (iv) leading the Board in its annual review of the Board’s performance; and (v) recommending director nominees for each committee

Minimum Qualifications for Director Nominees. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

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•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the stockholders of the Company and the best interests of the Company;

•	the ability to devote sufficient time and energy to the performance of his or her duties; and

•	independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Nominating and Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities the Bank serves. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Nominating and Corporate Governance Committee has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Director Candidates Recommended by Stockholders. The policy of the Nominating and Corporate Governance Committee is to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

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Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•	The name and address of the stockholder as they appear on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicates such person’s qualification to serve on the Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

The business of Cincinnati Bancorp and the Bank is conducted through meetings and activities of their respective Boards of Directors and committees. During the fiscal year ended December 31, 2015, the Board of Directors of Cincinnati Bancorp held one meeting and the Board of Directors of the Bank held 16 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and of the committees on which that director served.

Director Attendance at Annual Meeting

The upcoming annual meeting is our first since the completion of our initial public offering in October 2015. The Board of Directors encourages all directors to attend the Company’s annual meeting of stockholders.

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Codes of Ethics

We have adopted a Code of Ethics for Senior Officers and a Code of Business Conduct and Ethics. Both are designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics for Senior Officers, which applies to the Company’s principal executive officer and principal financial officer, addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations The Code of Business Conduct and Ethics, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, both codes are designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The Code of Ethics for Senior Officers and the Code of Business Conduct and Ethics are available in the Investor Relations section of the Bank’s website (www.cincinnatifederal.com).

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (United States) Auditing Standard No. 16, which include the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

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In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, BKD, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Audit Committee of the Board of Directors

of

Cincinnati Bancorp

Andrew J. Nurre (Chairman)

Robert A. Bedinghaus

Henry C. Dolive

Charles G. Skidmore

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Directors’ Compensation

The following table provides the compensation received by the individuals who served as non-employee directors of the Company during the fiscal year ended December 31, 2015. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

	Fees Earned or Paid in Cash	All Other Compensation	Total
Robert A. Bedinghaus	$96,000	─	$96,000
Henry C. Dolive	30,000	─	30,000
Harold L. Anness	30,000	─	30,000
Stuart H. Anness, M.D.	30,000	─	30,000
Andrew J. Nurre	34,000	─	34,000
Charles G. Skidmore	30,000	─	30,000

Director Retirement Plan. The Bank sponsors a director retirement plan for its non-employee directors. An individual who becomes a director after July 1, 2014, may not become a participant in the plan until he has completed 12 years of service on the board of directors.

Under the plan, a director who remains in service until his “benefit age” (as specified on a separate individual joinder agreement entered into with each participating director) becomes entitled to a retirement benefit. The benefit age for each of the current participants is age 75. The retirement benefit equals 50% of the director’s average annual fees paid for his services as a non-employee director for the five calendar years during which the director received the highest fees. The retirement benefit is paid in ten annual installments commencing within 30 days following the director’s attainment of his benefit eligibility date. A director’s benefit eligibility date generally means the earlier of (i) the date of the director’s separation from service after attaining his benefit age, (ii) the later of the date of his separation from service or age 70, if his separation from service occurs before his benefit age, (iii) the date he becomes disabled, (iv) the date he dies, or (v) the date on which he has a separation from service within two years of a change in control.

If a director separates from service before attaining his retirement age and other than for cause, death or disability or within two years of a change in control, he becomes entitled to his accrued benefit, payable at his benefit eligibility date in ten installments. If a director separates from service within two years of a change in control, he becomes entitled to his retirement benefit, payable on his benefit eligibility date in a lump sum (unless he has timely elected a different form of payment). If the director becomes disabled before attaining his benefit age, he will become entitled to a disability benefit. If the director has less than 15 years of service at the time of his disability, the benefit equals the director’s accrued benefit at the time of his disability. If the director has completed 15 years or more of service, the disability benefit equals the present value of the retirement benefit the director would have received had he continued in service until his benefit age and become disabled immediately thereafter. We will pay the benefit in a lump sum within 30 days of the director becoming disabled. If a director terminates service for “cause” he will not be entitled to any benefit under the plan.

If a director dies after he begins receiving benefits but before receiving all benefit payments under the plan, we will pay his beneficiary the remaining payments at the same time the director would have received them had he survived. If a director dies while in service before attaining his benefit age, his beneficiary will become entitled to a survivor benefit. If the director has less than 15 years of service at the time of his death, the survivor benefit equals the director’s accrued benefit at the time of his death. If the director has completed 15 years or more of service, the survivor benefit equals the retirement benefit the director would have received had he continued in service until his benefit age and died immediately thereafter.

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In order to qualify for benefits under the plan, directors must adhere to certain non-competition obligations for two years following his separation from service. These obligations do not apply following a change in control.

Stock Ownership

The following table provides information as of March 31, 2016, about the beneficial owners known to Cincinnati Bancorp that own more than 5% of the Company’s outstanding common stock and the shares of common stock beneficially owned by each nominee for director, by each director continuing in office, by each named executive officer and by all directors and executive officers as a group. A person may be considered to beneficially own any shares of common stock over which he has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his shares.

	Number of Shares Owned		Percent of Common Stock Outstanding (1)

CF Mutual Holding Company 6581 Harrison Avenue Cincinnati, Ohio 45247	945,587		55.0%

Directors:
Robert A. Bedinghaus	21,000		1.2
Henry C. Dolive	7,000		*
Harold L. Anness	15,000	(2)	*
Stuart H. Anness, M.D.	20,000	(3)	1.2
Andrew J. Nurre	2,000	(4)	*
Charles G. Skidmore	10,000		*

Executive Officers Who Are Not Directors:
Joseph V. Bunke	20,000	(5)	1.2
Herbert C. Brinkman	4,936	(6)	*
Gregory W. Meyers	18,177	(7)	1.1
John A. Schuler	2,526	(8)	*
Joseph A. Ventre	20,000	(9)	1.2
All directors and executive officers as a group (11 persons)	139,639		8.2%

*	Less than 1%.
(1)	Based on 1,719,250 shares outstanding as of March 31, 2016.
(2)	Held indirectly through Individual Retirement Account (“IRA”).
(3)	Held indirectly through spouse’s trust.
(4)	Held indirectly through IRA.
(5)	Held indirectly through 401(k) Plan.
(6)	Held indirectly through 401(k) Plan.
(7)	Held indirectly through 401(k) Plan.
(8)	Includes 2,501 shares held indirectly through 401(k) Plan.
(9)	Held indirectly through 401(k) Plan.

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Items OF BUSINESS to be Voted on by STOCKHOLDERs

Item 1 — Election of Directors

The Company’s Board of Directors consists of six members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election are Henry C. Dolive and Harold L. Anness, who currently serve as directors of both the Company and the Bank.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of all of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors unanimously recommends a vote “FOR ALL” of the nominees for director.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual’s biography is as of December 31, 2015. The indicated period for service as a director includes service as a director of the Bank. Except as noted below, there are no family relationships among the directors.

Director Nominees for a Term Expiring in 2019

Henry C. Dolive, Ph.D. (age 71) has served as a director since 2000, and currently also serves as Vice Chairman of the Board. He served as the Township Administrator of Anderson Township from 1989 to 2010. Since 1987, he also has served as President of Dolive, Inc., a company engaged in survey research, consulting and other activities. Dr. Dolive has taught public administration/political science at several universities in addition to serving in leadership roles in economic and organizational development with state and county governments, including a governor’s office. He is a founding board member for the Center for Local Government and has served numerous years on the boards of the Anderson Area Chamber of Commerce and the Cincinnati Hillside Trust.

Dr. Dolive’s experience as Anderson Township Administrator and as a local businessman provides Dr. Dolive with unique knowledge and insight of the businesses and communities of Cincinnati Federal’s market area, particularly around Anderson Township.

Harold L. Anness (age 62) has served as a director since 2000. He is an attorney with the firm of Griffin, Fletcher & Herndon LLP, located in Cincinnati, Ohio. As part of his practice, Mr. Anness represents developers and lenders in general real estate, mortgage lending and title matters. Mr. Anness’ law firm also represents Cincinnati Federal as outside legal counsel. Previously, he was an attorney with the law firms of Lindhorst & Dreidame Co., LPA and Thompson Hine LLP. He has served as a director of Cincinnati Federal since 2000. He is also the former Chairman and member of the Hamilton County Regional Planning Commission. Mr. Anness earned his J.D. from Ohio Northern University and a B.S. from Miami University in Oxford, Ohio. Mr. Anness is the cousin of director Stuart Anness.

Mr. Anness’ legal experience and his knowledge of the local community enables him to provide insights as a member of the board of directors.

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Directors Continuing in Office with Terms Expiring in 2017

Andrew J. Nurre, CPA (age 48) has served as a director since 2009. Following our 2007 merger with The Clifton Heights Savings & Loan Company, Mr. Nurre served as an advisory director of Cincinnati Federal from 2007 to 2009. He previously served on the board of The Clifton Heights Savings & Loan Company since 1996. In addition to his almost 20 years experience as a mutual savings and loan board member, Mr. Nurre is a Certified Public Accountant with the accounting firm Donald A. Reisenberg, LTD., West Chester, Ohio, a position he has held since 2007. Mr. Nurre has a background in income tax and general business consulting areas. Mr. Nurre holds a BBA degree in accounting and finance from the University of Cincinnati and has been a CPA for over 20 years.

Mr. Nurre’s experience as an accountant and his contacts in the local community make him a valuable resource for Cincinnati Bancorp.

Charles G. Skidmore (age 48) has served as a director since 2005. He is an attorney in solo practice in Cincinnati. Before starting his own practice in 2010, Mr. Skidmore was corporate counsel for LCA Vision, a leading provider of laser vision correction, and an attorney at Lindhorst & Dreidame, LPA. Mr. Skidmore currently serves as a director for a number of small businesses, and formerly served as a director for Lasik Insurance Company. Mr. Skidmore sits on the board of trustees of the Mill Creek Watershed Council of Communities, and serves as its Treasurer. He chairs the Greenways Subcommittee for the City of Wyoming, Ohio, and serves on the Wyoming Income Tax Review Board and the board of trustees of the Wyoming Recreation Foundation. Mr. Skidmore holds a juris doctorate from the University of Cincinnati College of Law and a LLM, Masters of Law in Taxation, from Capital University Law School. Mr. Skidmore is the cousin of director Stuart Anness.

Mr. Skidmore’s experience as a corporate attorney, including his experience in public company securities disclosure reporting while affiliated with LCA Vision, makes him a valuable resource for Cincinnati Bancorp.

Directors Continuing in Office With Terms Expiring in 2018

Robert A. Bedinghaus (age 56) has served as the Chairman of the Board since 2001 and has served as a director since 1999. Mr. Bedinghaus is a former Hamilton County Commissioner (1996-2001) and currently serves as Director, Business Development, for the Cincinnati Bengals, a position he has held since 2004. Additionally, Mr. Bedinghaus currently serves on the board of trustees for Activities Beyond the Classroom (ABC), a not-for-profit organization that focuses on providing extracurricular activities for students in the Cincinnati Public Schools. He has served in the past as an advisory member of the Kenton County Airport Board, Vice President of the Hamilton County Township Association, President of the Hamilton County Recycling and Solid Waste Management and President of the Hamilton County Family and Children First Council.

Mr. Bedinghaus’ experience as Hamilton County Commissioner provides him with insight and understanding into the communities served by Cincinnati Federal.

Stuart H. Anness, M.D (age 63) has served as a director since 2003. He has practiced ophthalmology for over 32 years and is currently affiliated with the Cincinnati Eye Institute. Dr. Anness was a member of the Twin Towers Board of Trustees from 1996 to 2008 and Vice Chair on Twin Towers Board from 2006 to 2008. He has been a member of the Kenyon College Finance Executive Committee since 2012. He holds a bachelors degree from Kenyon College and was elected to the Phi Beta Kappa Honor Society. His medical training was completed at the University of Cincinnati College of Medicine. An ophthalmology residency program was completed at Evanston Hospital, an affiliate of Northwestern University Medical Center. Dr. Anness was certified by The American Board of Ophthalmology in October 1983. He was elected a fellow of the American Academy of Ophthalmology in 1983. Dr. Anness is the cousin of director Harold Anness and director Charles Skidmore.

14

Dr. Anness’s contacts in the local business community and management experience make him a valuable resource for Cincinnati Bancorp.

Item 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed BKD, LLP to serve as the Company’s independent registered public accounting firm for the 2016 fiscal year, subject to ratification by stockholders. A representative of BKD, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of BKD, LLP to serve as the Company’s independent registered public accounting firm.

Audit Fees. The following table sets forth the fees that BKD, LLP billed to the Company for the fiscal years ended December 31, 2015 and 2014.

	2015	2014
Audit Fees (1)	$66,000	$49,250
Audit-Related Fees (2)	151,880	—
Tax Fees (3)	6,400	6,150
All Other Fees	13,295	—

(1)	Audit fees consist of fees for professional services rendered for the audit of the consolidated financial statements included in the Company’s Annual Report on Form 10-K, for the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees in 2015 consist of fees related to reviews of the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and fees related to the Registration Statement on Form S-1 filed in connection with the Company’s initial public offering.
(3)	Tax services fees consist of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the firm does not provide any non-audit service to the Company that is prohibited by law or regulation.

15

Executive Compensation

Summary Compensation Table

The following information is furnished for the principal executive officer, the principal financial officer and the other executive officers of the Company whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2015. Messrs. Bunke, Brinkman and Meyers are sometimes referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	All Other Compensation		Total
Joseph V. Bunke	2015	$122,208	$12,590	$8,665	(1)	$143,463
President	2014	119,831	12,590	6,781		139,202

Herbert C. Brinkman	2015	$127,875	$17,590	$8,291	(2)	$153,756
Senior Vice President and Chief Financial Officer	2014	123,561	12,590	7,072		143,223

Gregory W. Myers	2015	$136,106	$12,590	$9,212	(3)	$157,908
Senior Vice President and Chief Lending Officer	2014	132,500	12,590	6,820		151,910

(1)	Consists of employer matching contributions to 401(k) plan ($5,400), employer paid life insurance premiums ($1,553), and employer paid long term disability insurance premiums ($1,702).
(2)	Consists of employer matching contributions to the 401(k) plan ($5,605), employer paid life insurance premiums ($1,093) and employer paid long term disability insurance premiums ($1,593).
(3)	Consists of employer matching contributions to the 401(k) plan ($5,957), employer paid life insurance premiums ($1,553) and employer paid long term disability insurance premiums ($1,702).

Employment Agreement

Cincinnati Federal entered into an employment agreement with Gregory W. Meyers on May 28, 2013. The initial three-year term of the employment agreement was due to expire on May 28, 2016. However, before the end of each year during the term of the agreement, we may extend the term by another year following an annual performance review of Mr. Meyers. The current term of the employment agreement expires on May 28, 2018. The employment agreement sets forth the duties and responsibilities of Mr. Meyers and provides Mr. Meyers with a base salary and other employee benefits. The current base salary of Mr. Meyers is $140,334.

We may terminate Mr. Meyers’ employment at any time during the term of the employment agreement. Mr. Meyers will have no right to receive any compensation or other benefits for any period following after his termination of employment if we terminate his employment for “Just Cause” (as defined in the agreement). If, in connection with or within one year of a change in control of Cincinnati Federal, we terminate Mr. Meyers’ employment for any reason other than Just Cause or if Mr. Meyers elects to terminate his employment, we will pay him an amount equal to three times his “average annual compensation” (as that term is used for purposes of Section 280G of the Internal Revenue Code of 1986, as amended). Mr. Meyers will also be eligible for continued coverage under our group health, hospitalization and disability plans at our expense until the earlier of (i) the end of the term of the employment agreement or (ii) the date on which he becomes covered under another employer’s plan providing comparable coverage. If we terminate Mr. Meyers employment during the term of the employment agreement for reasons other than Just Cause and outside of a change in control of Cincinnati Federal, we will pay him his monthly base salary for the remaining term of the agreement and continue to provide him with coverage under our group health, hospitalization and disability plans at our expense until the earlier of (i) the first anniversary of his termination of employment or (ii) the date on which he becomes covered under another employer’s plan providing comparable coverage. If Mr. Meyers dies during the term of the employment agreement, we will pay his estate the compensation otherwise due him through the end of the calendar month in which his death occurs.

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Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2015.

Transactions with Related Persons

Loans and Extensions of Credit. Federal securities laws generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Cincinnati Federal, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Cincinnati Federal makes loans to its employees, other than senior management and directors, through an employee loan program pursuant to which loans were made at a reduced rate. The reduced rate is 0.25% below the interest rate offered to the public on fixed-rate loans. The margin on adjustable-rate loans is also reduced by 0.25%.

Cincinnati Federal does not generally make loans to its executive officers and directors. A mortgage loan may be made to an insider provided it is collateralized using their primary residence and the loan must be sold in the secondary mortgage market at prevailing terms and conditions. Cincinnati Federal is in compliance with federal regulations with respect to its loans and extensions of credit to executive officers and directors.

Other Transactions. Harold L. Anness is an attorney with the law firm of Griffin, Fletcher & Herndon LLP (“GF&H”) and an employee of Lawyers Title of Cincinnati, Inc. (“Lawyers Title”). GF&H serves as outside general counsel to Cincinnati Federal and provides loan closing services to borrowers of Cincinnati Federal who elect to use its services. Lawyers Title provides loan closing, escrow and title insurance services to borrowers of Cincinnati Federal who elect to use its services. Lawyers Title and GF&H are related entities.

During the fiscal year ended December 31, 2015, Cincinnati Federal paid $15,736 in legal fees and expenses to GF&H for foreclosure services and other legal services rendered to Cincinnati Federal. During the fiscal year ended December 31, 2015, borrowers of Cincinnati Federal paid $147,528 in fees and expenses to GF&H and $326,207 in fees and expenses to Lawyers Title.

17

Submission of STOCKHOLDER Business Proposals and Nominations

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 12, 2016. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 26, 2017, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Pursuant to the Company’s Bylaws, in order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than five days before the date of the annual meeting. The notice must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and (ii) the business, as well as the name and address of such stockholder and the class and number of shares of the Company’s stock that are owned of record by such stockholder. No other proposal shall be acted upon at the annual meeting. A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days before the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

In order for a stockholder to properly propose a nominee to the Board of Directors at an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than five days before the date of the annual meeting. The notice must set forth: (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, and (iii) such person’s written consent to serve as a director, if elected; and (B) as to the stockholder giving the notice, (i) the name and address of such stockholder and (ii) the class and number of shares of the Company’s stock that are owned of record by such stockholder.

STOCKholder Communications

The Company encourages stockholders to communicate with the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to Cincinnati Bancorp, Inc., 6581 Harrison Avenue, Cincinnati, Ohio 45247. Communications regarding financial or accounting policies may be made in writing to the Chairperson of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the Chairperson of the Nominating and Corporate Governance Committee at the same address.

Miscellaneous

The Company will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Company common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

18

The Company’s Annual Report on Form 10-K is included with this proxy statement. Any stockholder who has not received a copy of the Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 26, 2016.” The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card or by voting via the Internet or by telephone.

BY ORDER OF THE BOARD OF DIRECTORS

Harold L. Anness
Corporate Secretary

Cincinnati, Ohio

April 13, 2016

19

TO:	PARTICIPANTS IN THE CINCINNATI FEDERAL
401(k) PROFIT SHARING PLAN

As a participant in the Cincinnati Federal 401(k) Profit Sharing Plan (the “401(k) Plan”) you are entitled to direct trustee of the 401(k) Plan how to vote the shares of common stock of Cincinnati Bancorp (“Cincinnati Bancorp”) allocated to your 401(k) Plan account on the proposals to be presented at the Annual Meeting of Stockholders of Cincinnati Bancorp on May 26, 2016.

If the trustee does not receive your voting instructions, the trustee will vote your shares in the same proportion as the voting instructions received from other participants related to their shares of Cincinnati Bancorp common stock held by the 401(k) Plan.

HOW TO EXERCISE YOUR VOTING RIGHTS. You may direct the voting of the shares allocated to your 401(k) Plan account by completing, signing, dating and returning the enclosed Voting Instruction Card. You may also provide voting instructions via telephone or the internet, as described on the Voting Instruction Card. If the trustee does not

CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your voting instructions to the 401(k) Plan trustee will be completely confidential. The transfer agent for Cincinnati Bancorp will tabulate the voting instructions it receives from 401(k) Plan participants and provide the trustee with the results.

DELIVERY OF PROXY MATERIALS. Cincinnati Bancorp’s Proxy Statement for the 2016 Annual Meeting of Stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are enclosed for your review. As noted in the Proxy Statement, the Annual Meeting is scheduled for Thursday, May 26, 2016, at 3:00 p.m., local time, at the Cincinnati Federal’s main office, located at 6581 Harrison Avenue, Cincinnati, Ohio.

DEADLINE FOR RETURNING VOTING INSTRUCTIONS. To direct the 401(k) Plan Trustee how to vote your shares of common stock, please complete and sign the attached Voting Instruction Card and return it in the enclosed postage-paid envelope so that it is received no later than May 19, 2016. Otherwise, please submit your instructions by telephone or internet by this date.

TO:	PARTICIPANTS IN THE CINCINNATI FEDERAL
EMPLOYEE STOCK OWNERSHIP PLAN

As a participant in the Cincinnati Federal Employee Stock Ownership Plan (the “ESOP”) you are entitled to direct First Trust of MidAmerica, services provided by Community Bank of Pleasant Hill (the “ESOP Trustee”), how to vote the shares of common stock of Cincinnati Bancorp (“Cincinnati Bancorp”) allocated to your ESOP account on the proposals to be presented at the Annual Meeting of Stockholders of Cincinnati Bancorp on May 26, 2016.

The ESOP Trustee will vote the unallocated shares of Cincinnati Bancorp common stock held in the ESOP Trust in the same proportions as it votes the allocated shares of common stock for which it has received instructions from participants, subject to its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended. If you do not direct the ESOP Trustee how to vote your shares of common stock or if you vote to “abstain,” the ESOP Trustee will vote your shares in the same proportions as it votes the allocated shares of Cincinnati Bancorp common stock for which it has received instructions from participants.

HOW TO EXERCISE YOUR VOTING RIGHTS. You may direct the voting of the shares allocated to your ESOP account by completing, signing, dating and returning the enclosed Voting Instruction Card. You may also provide voting instructions via telephone or the internet, as described on the Voting Instruction Card.

CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your voting instructions to the ESOP Trustee will be completely confidential. The transfer agent for Cincinnati Bancorp will tabulate the voting instructions it receives from ESOP participants and provide the ESOP trustee with the results. The ESOP Trustee has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Cincinnati Bancorp or Cincinnati Federal.

DELIVERY OF PROXY MATERIALS. Cincinnati Bancorp’s Proxy Statement for the 2016 Annual Meeting of Stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are enclosed for your review. As noted in the Proxy Statement, the Annual Meeting is scheduled for Thursday, May 26, 2016, at 3:00 p.m., local time, at the Cincinnati Federal’s main office, located at 6581 Harrison Avenue, Cincinnati, Ohio.

DEADLINE FOR RETURNING VOTING INSTRUCTIONS. To direct the ESOP Trustee how to vote your shares of common stock, please complete and sign the attached Voting Instruction Card and return it in the enclosed postage-paid envelope so that it is received no later than May 19, 2016. Otherwise, please submit your instructions by telephone or internet by this date.

ANNUAL MEETING OF STOCKHOLDERS OF

CINCINNATI BANCORP

May 26, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2015 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230000000000000000 0 052616

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF TWO DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Harold L. Anness
○ Henry C. Dolive, Ph.D.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed and dated, will be voted as directed herein by the undersigned stockholder. **If no direction is given, this Proxy will be voted "FOR" all of the nominees for director and "FOR" Proposal 2.**

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

CINCINNATI BANCORP

May 26, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Internet/Telephone voting deadline is 11:59 PM EDT on May 25, 2016.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2015 Annual Report are available at http://www.astproxyportal.com/ast/20323/

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20230000000000000000 0 052616

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF TWO DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Harold L. Anness
○ Henry C. Dolive, Ph.D.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed and dated, will be voted as directed herein by the undersigned stockholder. **If no direction is given, this Proxy will be voted "FOR" all of the nominees for director and "FOR" Proposal 2.**

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

401(k) VOTING INSTRUCTION CARD
ANNUAL MEETING OF STOCKHOLDERS OF
CINCINNATI BANCORP

May 26, 2016

VOTING INSTRUCTIONS CARD

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your voting instruction card available when you call.

Internet/Telephone voting deadline is 11:59 PM EDT on May 19, 2016.

MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2015 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230000000000000000 0 052616

**THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

1. ELECTION OF TWO DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Harold L. Anness
○ Henry C. Dolive, Ph.D.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Signature of 401(k) Participant: ____________ Date: ________

ESOP VOTING INSTRUCTION CARD
ANNUAL MEETING OF STOCKHOLDERS OF

CINCINNATI BANCORP

May 26, 2016

VOTING INSTRUCTIONS CARD

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your voting instruction card available when you call.

Internet/Telephone voting deadline is 11:59 PM EDT on May 19, 2016.

MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2015 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230000000000000000 0 052616

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF TWO DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Harold L. Anness
○ Henry C. Dolive, Ph.D.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Signature of ESOP Participant ____________ Date: ________